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				UNITED STATES
		     SECURITIES AND EXCHANGE COMMISSION
			 Washington, D. C.   20549

				  FORM 8-K

			       CURRENT REPORT
		     Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported) July 26, 2005
							 -------------

			  OHIO CASUALTY CORPORATION
	   (Exact name of registrant as specified in its charter)

	   OHIO                       0-5544                  31-0783294
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

		 9450 Seward Road, Fairfield, Ohio  45014
	    (Address of principal executive offices) (Zip Code)

			       (513) 603-2400
	    (Registrant's telephone number, including area code)

			       Not Applicable
	(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01. Entry into a Material Definitive Agreement
---------

	In connection with his appointment as President and Chief Operating Officer of The Ohio Casualty Insurance Company effective July 25, 2005, Ralph
S. Michael III was awarded a restricted stock award for 15,000 shares and a stock option to purchase 42,000 shares of Ohio Casualty Corporation at an exercise price of $25.12, which was the fair market value of the shares as of July 25, 2005. Both these awards were made pursuant to the Ohio Casualty Corporation 2005 Incentive Plan. The form of award agreements are included herein as Exhibit 99.1, 99.2 and 99.3 and incorporated by reference.

ITEM 2.02. Results of Operations and Financial Condition
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(a)   On July 26, 2005, Ohio Casualty Corporation (the "Corporation") issued a press release announcing its earnings for the second quarter ended June 30, 2005. The Corporation also issued on July 26, 2005 certain Supplemental Financial Information with respect to its earnings for the second quarter ended June 30, 2005. The press release and the Supplemental Financial Information were posted on the Corporation's website at http://www.ocas.com and are attached hereto as Exhibits 99.4 and 99.5, respectively, and hereby incorporated by reference.


ITEM 9.01. Financial Statements and Exhibits
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(c)   Exhibits

      Exhibit No.    Description
      ----------     -----------
	 99.1        Form of Incentive Stock Option Agreement under the Ohio
		     Casualty Corporation 2005 Incentive Plan.

	 99.2 Form of Non-Qualified Stock Option Agreement under the Ohio Casualty Corporation 2005 Incentive Plan.

	 99.3 Form of Restricted Stock Agreement under the Ohio Casualty Corporation 2005 Incentive Plan.

	 99.4 Press release dated July 26, 2005 issued by Ohio Casualty Corporation and posted on the Corporation's website at http://www.ocas.com.

	 99.5 Financial Information issued by Ohio Casualty Corporation on July 26, 2005 and posted on the Corporation's website at http://www.ocas.com.





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				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




					OHIO CASUALTY CORPORATION
					-------------------------
					       (Registrant)




July 26, 2005                           /s/Debra K. Crane
					--------------------------------
					Debra K. Crane, Senior Vice
					 President, General Counsel and
					 Secretary




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				Exhibit Index
				-------------

			 Current Report on Form 8-K
			    Dated July 26, 2005


Exhibit No.     Description
----------      -----------
   99.1         Form of Incentive Stock Option Agreement under the Ohio
		Casualty Corporation 2005 Incentive Plan.

   99.2 Form of Non-Qualified Stock Option Agreement under the Ohio Casualty Corporation 2005 Incentive Plan.

   99.3         Form of Restricted Stock Agreement under the Ohio
		Casualty Corporation 2005 Incentive Plan.

   99.4         Press release dated July 26, 2005 issued by Ohio
		Casualty Corporation and posted on the Corporation's website at http://www.ocas.com.

   99.5         Financial Information issued by Ohio Casualty
		Corporation on July 26, 2005 and posted on the Corporation's website at http://www.ocas.com.





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